SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): March 14, 2007


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                     GENERAL


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On March 14, 2007, the Board of Directors determined to create the position of Executive Vice President, President, and Chief Executive Officer of Heinz North America, and appointed David C. Moran, who is currently Executive Vice President and Chief Executive Officer of Heinz Consumer Products, to that position effective May 3, 2007.
        In addition, the Board of Directors decided to award 75,000 restricted stock units to Mr. Moran, 50,000 restricted stock units to Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer and 75,000 restricted stock units to C. Scott O'Hara, Executive Vice President, President and Chief Executive Officer of Europe, effective May 3, 2007. The restricted stock unit awards will all vest on the third anniversary of the date of the grant.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Theodore N. Bobby
                                           ----------------------------------
                                           Theodore N. Bobby
                                           Executive Vice President and
                                           General Counsel


Dated: March 16, 2007